                                                                   Exhibit 3.143
                           ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)
                                STATE OF NEVADA
                               Secretary of State

(For filing office use)                                  (For filing office use)
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No. 7967-96         IMPORTANT: Read instructions on reverse side before
    -------         completing this form.
                    TYPE OR PRINT (BLACK INK ONLY)

1.   NAME OF CORPORATION: AGH LP, INC.
                          ------------------------------------------------------

2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

     Name of Resident Agent:    THE CORPORATION TRUST COMPANY OF NEVADA
                                ------------------------------------------------

     Street Address: One East First Street                  Reno, NV      89501
                     -----------------------------------------------------------
                     Street No.         Street Name           City        Zip

3.   SHARES: (number of shares the corporation is authorized to issue)
     Number of shares with par value: 200    Par value:  0.01   Number of
     shares without par value: ______

4.   GOVERNING BOARD: shall be styled as (check one): X   Directors     Trustees
                                                     -----         -----

     The FIRST BOARD OF DIRECTORS shall consist of 1 members and the names and addresses are as follows (attach additional pages if necessary):

                                               c/o American General Hospitality
                                               Corporation, 3860 W. Northwest
     Steven D. Jorns                           Highway,
     -----------------------------             ---------------------------------
     Name                                      Address            City/State/Zip
                                                  Suite 300, Dallas, TX 75220

     -----------------------------             ---------------------------------
     Name                                      Address            City/State/Zip

5. PURPOSE (optional - see reverse side): The purpose of the corporation shall be:

     ---------------------------------------------------------------------------

6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached ______

7. SIGNATURES OF INCORPORATORS. The names and addresses of each of the incorporators signing the articles
     (Attach additional pages if there are more than two incorporators.)

     Donna M. Liggon                            Christine M. Brunke
     ------------------------------             ---------------------------------------
     Name (print)                               Name (print)

     1633 Broadway, New York, New York 10019    1633 Broadway, New York, New York 10019
     ---------------------------------------    ---------------------------------------
     Address                  City/State/Zip    Address                  City/State/Zip

     /s/ Donna M. Liggon                        /s/ Christine M. Brunke
     ------------------------------             ---------------------------------------
     Signature                                  Signature

     State of New York   County of New York     State of New York   County of New York

     This instrument was acknowledged before    This instrument was acknowledged before
     me on April 9, 1996, by                    me on April 9, 1996, by

                       Christine M. Brunke                        Donna M. Liggon
                       -------------------                        ---------------
                       Name of Person                             Name of Person

     as incorporator                            as incorporator
     of AGH, LP, INC.                           of AGH, LP, INC.
        ------------------                         ---------------------
     (name of party on behalf of whom             (name of party on behalf of whom
     instrument was executed)                     instrument was executed)

     /s/ STEPHEN ADAMO                          /s/ STEPHEN ADAMO
     ------------------------                   ---------------------------
     Notary Public Signature                    Notary Public Signature
     [Notary Public Official Stamp]             [Notary Public Official Stamp]
     (affix notary stamp or seal)               (affix notary stamp or seal)

8.   CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

     The Corporation Trust Company of Nevada hereby accept appointment as Resident Agent for the above corporation.
     The Corporation Trust Company of Nevada By:         /s/ Illegible Signature
     ----------------------------------------------      -----------------------
     Signature of Resident Agent  (Assistant Secretary)

        NOV 12 1996
        No C7967-96
     /s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

                                       OF

                                  AGH LP, INC.

     AGH LP, INC., a corporation organized under the laws of the State of Nevada, by its President and Secretary, do hereby certify:

          1. That the board of directors of said corporation at a meeting duly convened and held on the 11th day of July, 1996, passed a resolution declaring that the following article be included in the Articles of Incorporation to read as follows:

          "Article 9. THERE CAN BE NO CONTACT WITH THE STATE OF TEXAS AND ANY SUCH ACTS WILL BE DEEMED VOID AB INITIO UNDER THE ARTICLES OF INCORPORATION."

          2. That the number of shares of the corporation outstanding and entitled to vote on an amendment to the articles of incorporation is Ten Shares of Common Stock, par value $.01 per share; that the said change and amendment has been consented to and authorized by the written consent of the sole stockholder holding all of said shares of stock outstanding and entitled to vote thereon.

     IN WITNESS WHEREOF, the said AGH LP, INC. has caused this certificate to be signed by its President, and its Secretary, and its corporate seal to be hereto affixed this 18th day of September, 1996.

                                             AGH LP, INC.

                                             By: /s/ Steven D. Jorns
                                                 -------------------------------
                                                 Name: Steven D. Jorns
                                                 Title: President

                                             By: /s/ Kenneth E. Barr
                                                 -------------------------------
                                                 Name: Kenneth E. Barr
                                                 Title: Secretary

STATE OF NEW YORK  )
                   ) ss:
COUNTY OF NEW YORK )

     On September 18, 1996 personally appeared before me, a Notary Public,
        ------------------
            (date)
Steven D. Jorns and Kenneth E. Barr, who acknowledged that they executed the above instrument.

                                                      Lorraine Michels
                                            ------------------------------------
                                                       Notary Public

                                                      Lorraine Michels
                                              Notary Public, State of New York
                                                       No. 52-4830738
(SEAL)                                          Qualified in Suffolk County
                                                 Commission Expires 2-28-98

          AUG 03 1998
DEAN HELLER SECRETARY OF STATE
         No. C7962-96

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                                  AGH LP. Inc.

                   ------------------------------------------
                              Name of Corporation

     We the undersigned Bruce G. Wiles and Kenneth E. Barr of AGH LP, Inc.
                        --------------     ---------------    ------------
                        Vice President         Secretary     Name of Corporation
do hereby certify:

     That the Board of Directors of said corporation at a meeting duly convened and held on the 28th day of July, 1998, adopted a resolution to amend the original articles as follows:

     Article 1. is hereby amended to read as follows:

     "1. The name of the corporation is MeriStar LP, Inc."

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation are 10 shares; that the said change(s) and amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

                              /s/ Bruce G. Wiles
                              -------------------------------------
                                          Vice President

                              /s/ Kenneth E. Barr
                              -------------------------------------
                                             Secretary

District of Columbia
----------------------- ss

-----------------------

     On July 28, 1998, personally appeared before me, a Notary Public, Bruce G.
                                                                       --------
Wiles and Kenneth E. Barr,                      who acknowledged that they
-----------------------------------------------
(Names of persons appearing and signing document)

executed the above instrument.

                                             /s/    Nicole V. Watson
                                             -----------------------------
                                                  Signature of Notary

                                            My Commission Expires March 14, 2002

(SEAL)
(NEV. -198- 7/27/90)